SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

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                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 8, 2002 (May 8, 2002)


                      NTL (DELAWARE), INC.
---------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)


                            Delaware
                            0-25691
                           13-4051921


                (State or Other Jurisdiction of
                         Incorporation)
                    (Commission File Number)
                         (IRS Employer
                      Identification No.)



         110 East 59th Street, New York, New York  10022


       (Address of Principal Executive Offices)  (Zip Code)


Registrant's Telephone Number, including area code:  (212) 906-8440


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(Former Name or Former Address, if Changed Since Last Report)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
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          On May 8, 2002, NTL Incorporated, the ultimate parent of NTL
          (Delaware) Inc., issued a press release to announce that NTL Incorporated, and certain of its subsidiaries, namely, NTL (Delaware) Inc., NTL Communications Corp., Dia mond Cable Communications Limited, Diamond Holdings Limited and Commu nications Cable Funding Corp. have filed a voluntary petition for its previously announced "prearranged" joint plan of reorganization under Chapter 11 to convert $10.6 billion of debt into equity of two newly formed companies. The filing was made in the US Bankruptcy Court in New York, New York. The cases have been assigned to the Honorable Allan L. Gropper, under the case numbers 02-41316 (NTL Incorporated), 02-41317 (NTL (Delaware), Inc.), 02-41318 (NTL Communications Corp.), 02-41321 (Diamond Cable Communications Limited, 02-41320 (Diamond Holdings Limited) and 02-41319 (Communications Cable Funding Corp.).

          The Company also announced that the company and the subsidiaries mentioned above have filed a variety of "first day motions" that will allow the Company and those subsidiaries to conduct business as usual with its clients, customers, employees and suppliers and to maintain its existing cash management systems.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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99.1      Press Release, dated May 8, 2002

          The full text of the press release announcing the bankruptcy is attached to this report as Exhibit 99.1

99.2 Joint Plan of Reorganization of NTL Incorporated and Certain Subsidiaries, dated May 8, 2002

          The full text of the Joint Plan of Reorganization is attached to this report as Exhibit 99.2


                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NTL (DELAWARE), INC.
                                   (Registrant)

                                   By:  /s/ Richard J. Lubasch
                                          ------------------------------------
                                          Name: Richard J. Lubasch
                                          Title:   Executive Vice President,
                                               General Counsel and Counsel


Dated:  May 8, 2002


                         EXHIBIT INDEX
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Exhibit                                                      Page
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99.1      Press Release, dated May 8, 2002
99.2 Joint Plan of Reorganization of NTL Incorporated and Certain Subsidiaries, dated May 8, 2002